Exhibit 10.9
AMENDMENT TO CONFIRMATION
     THIS AMENDMENT (this “Amendment”) is made as of August 3, 2007, between Goldman, Sachs & Co. (“Dealer”) and Horizon Lines, Inc. (“Issuer”).
     WHEREAS, Dealer and Issuer are parties to a Confirmation dated as of August 1, 2007 (the “Confirmation”) evidencing an Issuer Warrant Transaction (Ref. No. SDB506480203);
     WHEREAS, the parties wish to amend the Confirmation on the terms and conditions set forth in this Amendment;
     NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto agree as follows:
     Section 1. Terms Used but Not Defined Herein. Terms used but not defined herein shall have the respective meanings given to them in the Confirmation.
     Section 2. Amendment to the Confirmation.
(a)	The “Premium” under the Confirmation shall be USD 4,783,284.00. For the avoidance of doubt, the Premium per Warrant set forth in the Confirmation shall remain unchanged.

(b)	The “Number of Warrants” under Annex A shall be 35,552 for Components 1 through 26, 35,553 for Components 27 through 99, and 35,553.8 for Component 100.
     Section 3. Representations and Warranties.
     Issuer represents and warrants to Dealer as follows:
(a)	On the date of this Amendment, (A) none of Issuer and its officers and directors is aware of any material nonpublic information regarding Issuer or the Shares and (B) the registration statement filed by Issuer with the Securities and Exchange Commission (“SEC”) and became effective in accordance with the Securities Act of 1933, as amended (the “Securities Act”), including all the documents filed by Issuer pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and incorporated by reference therein, does not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(b)	Issuer is not entering into this Amendment to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act.

(c)	The representations and warranties of Issuer set forth in Section 3 of the Agreement and Section 7 of the Confirmation are true and correct and are hereby deemed to be repeated to Dealer as if set forth herein.
     Section 4. Effectiveness. This Amendment shall become effective upon execution by the parties hereto.
     Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

     Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     Section 7. Effectiveness of Confirmation. Except as amended hereby, all the terms of the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

     IN WITNESS WHEREOF, the parties have signed this Amendment as of the date and year first above written.

GOLDMAN, SACHS & CO.
By:
Authorized Signatory

Agreed and accepted by:
HORIZON LINES, INC.

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title:	Secretary